DREYFUS HIGH YIELD STRATEGIES FUND
                     ---------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     ---------------------------------------


To the Shareholders of:

DREYFUS HIGH YIELD STRATEGIES FUND

    The Annual Meeting of Shareholders of Dreyfus High Yield Strategies Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, on Thursday, August 8, 2002 at 2:00 p.m., for the following purposes:

    1. To elect two Class III Trustees to serve for a three year term and until their successors are duly elected and qualified;

    2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Shareholders of record at the close of business on June 3, 2002 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board

                                               /s/ Michael Rosenberg
                                                   Michael Rosenberg
                                                   Assistant Secretary

New York, New York

June 21, 2002







                       WE NEED YOUR PROXY VOTE IMMEDIATELY

  A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      DREYFUS HIGH YIELD STRATEGIES FUND

                                PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON THURSDAY, AUGUST 8, 2002

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus High Yield Strategies Fund (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund, to be held on Thursday, August 8, 2002 at 2:00 p.m., and at any adjournments thereof, at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on June 3, 2002 are entitled to be present and to vote at the meeting. Each share of beneficial interest of the Fund is entitled to one vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. There were 67,879,384 shares of beneficial interest of the Fund outstanding as of June 3, 2002. To the Fund's knowledge, no shareholder beneficially owned 5% or more of its outstanding shares on that date.

    Proxy materials will be mailed to shareholders of record on or about July 2, 2002. Copies of the Fund's current Annual Report have been mailed to its shareholders and may be obtained free of charge by calling 1-800-334-6899. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166.

                        PROPOSAL 1. ELECTION OF TRUSTEES

    The Board of Trustees of the Fund is divided into three classes with the term of office of one class expiring at the annual meeting of shareholders of the Fund each year. It is proposed that shareholders of the Fund consider the election of two Class III Trustees to serve for three year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") proposed for election are listed below and each has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund's continuing Trustees and other relevant information is set forth on Exhibit A. None of the Nominees or Continuing Trustees are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Election of a Nominee requires the approval of a majority of shares of beneficial interest in the Fund represented in person or by proxy and entitled to vote at the Annual Meeting, if a quorum is present. The holders of a majority of the shares of beneficial interest issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business.

(PAGE 2)


NAME (AGE) OF NOMINEE                 PRINCIPAL OCCUPATION                     OTHER BOARD MEMBERSHIP                 YEAR TERM

POSITION WITH FUND (SINCE)            DURING PAST 5 YEARS                      AND AFFILIATIONS                       EXPIRES

Joseph S. DiMartino (58)              Corporate Director and Trustee           The Muscular Dystrophy                 2005
Chairman of the Board                                                            Association, Director
(1999)                                                                         Carlyle Industries, Inc.,
                                                                                 a button   packager and
                                                                                 distributor, Director
                                                                               Century Business Services,
                                                                                 Inc., a provider of outsourcing
                                                                                 functions for small and medium
                                                                                 size companies, Director
                                                                               The Newark Group, a provider
                                                                                 of a national market of paper
                                                                                 recovery facilities, paperboard
                                                                                 mills and paperboard converting
                                                                                 plants, Director
                                                                               QuikCat.com, a developer of high
                                                                                 speed movement, routing, storage
                                                                                 and encryption of data, Director

J. Tomlinson Fort (73)                    Of Counsel, Reed Smith LLP                          --                      2005

Board Member

(1998)


    The table below indicates the dollar range of each Nominee's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he is a Board member, in each case as of December 31, 2001.

                                                 AGGREGATE HOLDINGS OF FUNDS

NAME OF NOMINEE                 FUND SHARES      IN THE DREYFUS FAMILY OF FUNDS

Joseph S. DiMartino                None                     Over $100,000

J. Tomlinson Fort                  None                   $10,001 - $50,000

    As of December 31, 2001, none of the Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

    The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     The Fund has an audit committee comprised of all of the Trustees of the Fund, who are not "interested persons" (as defined in the 1940 Act) of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. A copy of the Fund's Audit Committee Charter, which describes the audit committee's purposes, duties and powers, is attached as Exhibit B to this proxy statement. The Fund also has a nominating committee comprised of all of the Trustees of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund, the function of which is, from time to time, to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board. The nominating committee does not normally consider nominees recommend-


(PAGE 3)


ed by shareholders. The Fund also has a standing pricing committee, comprised of any one or more of the Trustees, the function of which is to assist in valuing the Fund's investments. The Fund does not have a standing compensation committee or any committee performing similar functions.

    For the fiscal year ended March 31, 2002, the Fund held nine Board meetings, three audit committee meetings, and two pricing committee meetings. The nominating committee had no meetings during the last fiscal year. All Trustees (except Kenneth A. Himmel) attended at least 75% of all Board and audit committee meetings, as applicable, during the last fiscal year. Certain information concerning the Fund's officers is also set forth in Exhibit A.

    Each Trustee who is not an "interested person" of the Fund (as defined in the 1940 Act) receives $17,000 per year, plus $1,000 for each Board meeting attended, and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. If there is a joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the "Dreyfus/Laurel Funds"), and the Fund, the $2,000 committee meeting fee will be allocated between the Dreyfus/Laurel Funds and the Fund. Each Trustee who is not an "interested person" (as defined in the 1940 Act) also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Fund also reimburses each Trustee who is not an "interested person" (as defined in the 1940 Act) of the Fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

    The Fund does not pay any other remuneration to its officers and Board members, and the Fund does not have a bonus, pension, profit-sharing or retirement plan. The Fund has adopted a Director Emeritus Program whereby a Trustee ("Director") who has served on a Dreyfus-managed fund board (or its predecessor) for a minimum of 10 years and who has reached age 72 is entitled to elect Emeritus status for each of the fund Boards on which he or she then serves. Also, upon reaching age 80 Emeritus status is mandatory. The 10-year prerequisite for service as a fund Director is waived for a Director who reaches age 80 but has not served as a Director for 10 years. Directors Emeritus are entitled to serve in such position for a maximum of 10 years and are paid 50% of the annual retainer fee and 50% of any meeting fees otherwise applicable to the Director, together with reasonable out-of-pocket expenses for each meeting attended, but no payments will be made under the Program if the Dreyfus/Laurel Funds aggregate net assets are below $100 million at the end of a calendar quarter. Finally, a Director Emeritus is relieved of the formal responsibilities and the potential liability that being a Director ordinarily entails. Ruth Marie Adams and Francis P. Brennan currently are Directors Emeritus.

    The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 2002, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member for the year ended December 31, 2001, was as follows:

                                                                     TOTAL
                                                                 COMPENSATION
                                                              FROM THE FUND AND
                                   AGGREGATE                DREYFUS FUND COMPLEX
                                 COMPENSATION                       PAID TO
NAME OF NOMINEE                 FROM THE FUND*                      NOMINEE

Joseph S. DiMartino                 $29,375                    $810,313 (190)**

J. Tomlinson Fort***                $23,500                      $91,000 (28)**
----------------------------------------------

     * Amount does not include reimbursed expenses for attending Board meetings, which amounted to $16,137 for all Board Members as a group.

    ** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee serves as a Board member.

   *** Prior to April 1, 2001, J. Tomlinson Fort was an "interested person" (as defined in the 1940 Act) of the Fund and was paid directly by Dreyfus for serving as a Board member of the Fund. As of April 1, 2001, Mr. Fort is no longer an "interested person" (as defined in the 1940 Act) and is compensated directly by the Fund.

    The address of each Nominee is 200 Park Avenue, New York, New York 10166.


(PAGE 4)


SELECTION OF INDEPENDENT AUDITORS

    The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the audit committee is to recommend to the Fund's Board the selection, retention or termination of independent auditors for the Fund. At a meeting held on April 25, 2002, the Fund's audit committee recommended and the Fund's Board, including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, approved the selection of KPMG LLP as independent auditors for the fiscal year ending March 31, 2003. KPMG LLP, a major international accounting firm, has acted as auditors of the Fund since the Fund's organization.

    At a meeting held on May 20, 2002, after reviewing the Fund's audited financial statements for the fiscal year ended March 31, 2002, the Fund's audit committee recommended to the Fund's Board that such statements be included in the Fund's annual report to shareholders. A copy of the audit committee's report for the Fund is attached as Exhibit C to this proxy statement.

    AUDIT FEES. For the fiscal year ended March 31, 2002, KMPG LLP billed the Fund $77,420 for services rendered for the audit of the Fund's annual financial statements.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION. For the fiscal year ended March 31, 2002, KPMG LLP did not bill the Fund, Dreyfus or entities controlling, controlled by or under common control with Dreyfus (including Mellon Financial Corporation) for financial information systems design or implementation services.

    ALL OTHER FEES. For the fiscal year ended March 31, 2002, KPMG LLP billed the Fund $12,000 for services rendered in connection with procedures adopted for the Fund's revolving credit and security agreement. KPMG also billed Mellon Financial Corporation and subsidiaries for the following other fees:

                                                                  (in thousands)

Statement on Auditing Standards No. 70 Assurance Services             $2,322

Regulatory and Employee Benefit Plan Financial Statement Audits       $2,395

Process and Risk Management Control Reviews                           $  638

Compliance Attestation Services                                       $  656

Other Audit and Audit-Related                                         $  920
                                                                      ------

           Total Other Audit and Audit-Related Services               $6,931

Tax Matters                                                           $  507

Other                                                                 $  234
                                                                      ======

           Total                                                      $7,672

    The audit committee for the Fund considered the compatibility of these non-audit services with KPMG LLP's independence.

    A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                            VOTING INFORMATION

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.


(PAGE 5)


    Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned, and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

    The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, by telegraph, or electronically and the Fund may pay persons holdings shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

                                 OTHER MATTERS

    The Fund's Board is not aware of any other matter which may come before the meeting. However, should a matter with respect to the Fund properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

    Proposals that shareholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Shareholders must be sent to and received by the Fund no later than February 28, 2003, at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.

    Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser.

                          NOTICE TO BANKS, BROKER/DEALERS AND
                          VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the Fund, in care of Mellon Investor Services, LLC, c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 21, 2002


(PAGE 6)


                                              EXHIBIT A

                                                PART I

    Part I sets forth information relevant to the Continuing Trustees.

NAME (AGE) OF CONTINUING TRUSTEE          PRINCIPAL OCCUPATION                 OTHER BOARD MEMBERSHIP                 YEAR TERM
POSITION WITH FUND (SINCE)                DURING PAST 5 YEARS                  AND AFFILIATIONS                       EXPIRES

CLASS I:                                  President and CEO,                          --                              2003
Kenneth A. Himmel (55)                    The Palladium Company,
Board Member                              a real estate
(1998)                                    development company
                                         (1996-Present)

                                          President and CEO,
                                          Himmel & Company, a
                                          real estate development
                                          company (1980-Present)

                                          CEO, American Food Management,
                                          a restaurant company (1983-present)

Stephen J. Lockwood (54)                  Chairman of the Board,                   BDML Holdings, an insurance         2003
Board Member                              Stephen J. Lockwood and                   company, Chairman of the Board
(1998)                                    Company LLC, an investment               HCCH Insurance Holdings, an
                                          company                                   insurance company, Vice Chairman
                                                                                   Affiliated Managers Group, an
                                          Chairman of the Board                     investment management company,
                                          and CEO, LDG Reinsurance                 Director
                                          Corporation (1977-2000)

Benaree Pratt Wiley (55)                  President and CEO of The                 Boston College, Trustee             2003
Board Member                              Partnership, an organization dedicated   The Greater Boston Chamber of
(1998)                                    to increasing the representation          Commerce, Director
                                          of African Americans in positions        The First Albany Companies,
                                          of leadership, influence and              Inc., an investment bank, Director
                                          decision-making in Boston, MA


(PAGE A-1)

NAME (AGE) OF CONTINUING TRUSTEE          PRINCIPAL OCCUPATION                 OTHER BOARD MEMBERSHIP                 YEAR TERM
POSITION WITH FUND (SINCE)                DURING PAST 5 YEARS                  AND AFFILIATIONS                       EXPIRES
CLASS II:
James Fitzgibbons (67)                    Chairman of the Board, Davidson           --                                2004
Board Member                              Cotton Company (1998-2001)
(1998)

                                          Chairman of the Board and CEO
                                          of Fieldcrest Cannon, Inc. (1990-1997)

Rosyln Watson (52)                        Principal, Watson Ventures,          American Express Centurion            2004
Board Member                              Inc., a real estate                    Bank, Director
(1998)                                    investment company                   Hydro One, Inc., an electricity
                                                                                 distribution and transmission
                                                                                 company, Director

                                                                               Hydro One Network Service,
                                                                                 Inc., a wholly owned subsidiary
                                                                                 of Hydro One, Inc., Director
                                                                               The Hyams Foundation Inc., a
                                                                                 Massachusetts Charitable
                                                                                 Foundation, Trustee
                                                                               National Osteoporosis
                                                                                 Foundation, Trustee.


    The table below indicates the dollar range of each Continuing Trustee's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2001.

                                                    AGGREGATE HOLDINGS OF FUNDS

NAME OF CONTINUING TRUSTEE      FUND SHARES       IN THE DREYFUS FAMILY OF FUNDS

James Fitzgibbons                  None                      Over $100,000

Kenneth A. Himmel                  None                          None

Stephen J. Lockwood                None                          None

Rosyln M. Watson                   None                          None

Benaree Pratt Wiley                None                       $1 -$10,000

    As of December 31, 2001, none of the Continuing Trustees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

    The address of each Continuing Trustee is 200 Park Avenue, New York, New York 10166.




(PAGE A-2)


                   PERTAINING TO THE BOARD OF THE FUND

    Compensation Table. The aggregate amount of compensation paid to each Continuing Trustee by the Fund for the fiscal year ended March 31, 2002 and by all funds in the Dreyfus Family of Funds for which such Continuing Trustee was a Board member for the year ended December 31, 2001, was as follows:

                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                                    FROM THE FUND AND
                                                              AGGREGATE                           DREYFUS FUND COMPLEX
NAME OF CONTINUING                                          COMPENSATION                                 PAID TO
TRUSTEE                                                    FROM THE FUND*                          CONTINUING TRUSTEE

James Fitzgibbons                                              $23,000                               $90,500 (28)**

Arthur Goeschel((+))                                           $23,000                               $91,000 (28)**

Kenneth A. Himmel                                              $22,000                               $83,500 (28)**

Stephen J. Lockwood                                            $22,000                               $78,000 (28)**

Rosyln M. Watson                                               $23,500                               $91,000 (28)**

Benaree Pratt Wiley                                            $23,500                               $91,000 (28)**
------------------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $16,137 for all Board members as a group.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing
Trustee served as a Board member.

((+) ) Mr. Goeschel resigned as a Board member of the Fund as of January 31, 2002.


(PAGE A-3)


                                   PART II

    Part II sets forth information relevant to the executive officers of the Fund.

NAME AND POSITION                                PRINCIPAL OCCUPATION AND BUSINESS
WITH FUND (SINCE)                 AGE            EXPERIENCE FOR PAST FIVE YEARS

STEPHEN E. CANTER
President  (2000)                  56            Chairman of the Board, Chief
                                                 Executive Officer, Chief Operating
                                                 Officer and Director of Dreyfus, and
                                                 an officer of 94 investment companies
                                                 (comprised of 189 portfolios) managed by
                                                 Dreyfus. Mr. Canter also is a Director
                                                 and an Executive Committee Member of the
                                                 other investment management subsidiaries
                                                 of Mellon Financial Corporation, each
                                                 of which is an affiliate of Dreyfus.

GERALD E. THUNELIUS
Executive Vice President  (2002)   38            Senior Portfolio Manager -- Dreyfus
                                                 Taxable Fixed Income Team of Dreyfus,
                                                 and an officer of 1 investment
                                                 company (comprised of 1 portfolio)
                                                 managed by Dreyfus.

MARK N. JACOBS
Vice President  (2000)             55            Executive Vice President, General Counsel
                                                 and Secretary of Dreyfus, and an
                                                 officer of 95 investment companies (comprised
                                                 of 203  portfolios) managed by Dreyfus.

JAMES WINDELS
Vice President and Treasurer  (2001)  43         Director -- Mutual Fund Accounting of
                                                 Dreyfus, and an officer of 95 investment
                                                 companies (comprised of 203 portfolios)
                                                 managed by Dreyfus.

STEVEN F. NEWMAN

Secretary  (2000)                  52            Associate General Counsel and Assistant
                                                 Secretary of Dreyfus, and an officer of 95
                                                 investment companies (comprised of 203
                                                 portfolios) managed by Dreyfus.

JEFF PRUSNOFSKY
Assistant Secretary  (2000)        36            Associate General Counsel of Dreyfus,
                                                 and an officer of 12 investment companies
                                                 (comprised of 66 portfolios) managed by Dreyfus.

MICHAEL ROSENBERG
Assistant Secretary  (2000)        42            Associate General Counsel of Dreyfus,
                                                 and an officer of 93 investment companies
                                                 (comprised of 199 portfolios) managed by Dreyfus.



(PAGE A-4)


NAME AND POSITION                                PRINCIPAL OCCUPATION AND BUSINESS
WITH FUND (SINCE)                 AGE            EXPERIENCE FOR PAST FIVE YEARS

WILLIAM MCDOWELL
Assistant Treasurer  (2000)        43            Senior Accounting Manager -- Taxable Fixed
                                                 Income of Dreyfus, and an officer
                                                 of 18 investment companies (comprised of 75
                                                 portfolios) managed by Dreyfus.

KENNETH J. SANDGREN
Assistant Treasurer  (2001)        47            Mutual Funds Tax Director of Dreyfus,
                                                 and an officer of 95 investment
                                                 companies (comprised of 203 portfolios)
                                                 managed by Dreyfus.

    The address of each Officer of the Fund is 200 Park Avenue, New York, New
York 10166.






(PAGE A-5)


                                 PART III

 Part III sets forth information for the Fund regarding the beneficial interest of its shares as of June 3, 2002 by Nominees, Continuing Trustees and officers of the Fund owning shares on such date and by shareholders owning 5% or more of the Fund's outstanding shares.

 As of June 3, 2002, the following Trustees and Officers owned shares in the Fund as indicated below:


      TRUSTEES

      None


      OFFICERS                SHARES OF BENEFICIAL INTEREST OWNED

      Gerald E. Thunelius                  8,250


 To the Fund's knowledge, no person owned beneficially 5% or more of the outstanding shares of beneficial interest of the Fund. Cede & Co., Bowling Green Station, New York, NY, held of record 97.77% of the outstanding shares of beneficial interest of the Fund, as of that date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

 Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and Trustees, persons owning more than 10% of the Fund's shares of beneficial interest, and the Fund's portfolio managers are required to report their transactions in the Fund's shares to the SEC, the New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during the fiscal year ended March 31, 2002, all filing requirements applicable to such persons were complied with except that (1) Mr. Louis H. Geser (who became a portfolio manager of the Fund on March 28, 2001) did not report on a timely basis in a Form 3 filing one transaction where he purchased shares of beneficial interest of the Fund; (2) Gregory A. Jordan, a portfolio manager of the Fund, engaged in one transaction where he purchased shares of beneficial interest of the Fund that was not reported on a timely basis in a Form 4 filing; and (3) Gerald E. Thunelius, a portfolio manager of the Fund, engaged in three transactions where he purchased shares of beneficial interest of the Fund that were not reported on a timely basis in a Form 4 filing. However, each of the above described purchases subsequently was reported on the appropriate form.



(PAGE A-6)


                                     EXHIBIT B

                          DREYFUS HIGH YIELD STRATEGIES FUND

                               AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Dreyfus High Yield Strategies Fund (the "Fund") that may interfere with the exercise of their independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Trustees:

    1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

    2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

    3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

    4.   in evaluating the independence of the outside auditors.

    The function of the Audit Committee is oversight. Management for the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and its internal accounting department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditor for the Fund is ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

III. Meetings of the Audit Committee. The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees and with outside legal counsel.

IV. Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

    2. The Audit Committee shall review and discuss with the independent auditors:

          a.   the scope of audits and audit reports;

          b. the personnel, staffing, qualifications and experience of the auditor;

          c.   the compensation of the auditor; and

          d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independent Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

    3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61, including the following:

      a. the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund in its financial reporting;

     b. the level of responsibility assumed by the auditors in the preparation of the audit;


(PAGE B-1)


      c. the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

      d. the process used by management for the Fund in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;

      e. the auditor's responsibility for other information in documents containing audited financial statements, any procedures performed, and the results;

      f. any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity's financial statements or the auditor's report;

     g. any consultations with other accountants and significant matters that were the subject of such consultations;

     h. any major issues discussed with management in connection with the initial or recurring retention of the auditor, including the application of accounting principles and auditing standards; and

     i. any serious difficulties relating to the performance of the audit that the auditor encountered with management.

    4. The Audit Committee shall provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

    5. The Audit Committee shall prepare the report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

    6. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees; and

    7. The Audit Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.





(PAGE B-2)


                                      EXHIBIT C


Dreyfus High Yield Strategies Fund                                May 20, 2002

REPORT OF THE AUDIT COMMITTEE


The audit committee oversees the Fund's financial reporting process on behalf of the board of trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Fund, including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

The committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended March 31, 2002. The committee and the board also have approved the selection of KPMG LLP as the Fund's independent auditors.


J. Tomlinson Fort, Audit Committee Chair        Stephen J. Lockwood, Audit Committee Member

Joseph DiMartino, Audit Committee Member        Roslyn M. Watson, Audit Committee Member

James M. Fitzgibbons, Audit Committee Member    Benaree Pratt Wiley, Audit Committee Member

Kenneth A. Kimmel, Audit Committee Member









                       DREYFUS HIGH YIELD STRATEGIES FUND

                                    IMPORTANT

                               PLEASE ACT PROMPTLY
                  SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting also can help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all your votes to be counted.

Thank you for your interest in the Fund.

                                                                     854PrxyB98




Please mark Boxes in blue or black ink.

                                                                 X Please mark
                                                                   your votes as
                                                                   indicated in
                                                                   this example

The Board of Trustees recommends a vote For item 1.

1. Election of Nominees.

FOR All Nominees       WITHHOLD authority    Nominees for Class III Trustee are: 01 Joseph S. DiMartino and 02 J. Tomlinson Fort
listed to the right    for ALL Nominees      WITHHELD FOR(write name of nominee(s) in space provided below)
(except as marked      listed to the
to the contrary)       right


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED FOR ELECTION OF THE PROPOSED TRUSTEES AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
Dated:__________________________________, 2002



--------------------------------------------
               Signature(s)



--------------------------------------------
               Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope

--------------------------------------------------------------------------------

                       DREYFUS HIGH YIELD STRATEGIES FUND

                                      PROXY

                 Annual Meeting of Shareholders - August 8, 2002

The undersigned shareholder of Dreyfus High Yield Strategies Fund (the "Fund") hereby appoints James Bitetto and Robert R. Mullery and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the "shares") of the Fund standing in the name of the undersigned at the close of business on June 3, 2002 at the Annual Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, at 2:00 p.m. on August 8, 2002, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

      (Please fill in both sides of this card and return it promptly in the enclosed envelope.)

                              FOLD AND DETACH HERE